UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 27, 2010

Cosi, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (847) 597-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

The disclosure set forth Section 2.01 of this Report is hereby incorporated by reference.  The Asset Purchase and Sale Agreement relating to the transaction described in Section 2.01 of this Report is attached hereto as Exhibit 10.1 and incorporated in its entirety herein by reference.

Item 2.01                      Acquisition or Disposition of Assets

On April 27, 2010, Cosi, Inc. (the “Company”) completed the sale of thirteen restaurants and related assets in the Washington, D.C. market to Capitol C Restaurants LLC (“Capitol C”) for $8.35 million.  The sale was made pursuant to an Asset Purchase and Sale Agreement dated April 27, 2010, by and among the Company, Cosi Sandwich Bar, Inc., a wholly-owned subsidiary of the Company, Capitol C and Capitol C Holdings LLC (“Holdings”), the parent company of Capitol C.  Under the terms of the Asset Purchase and Sale Agreement, $6.4 million of the purchase price was paid in cash at closing, $1.35 million is to be paid pursuant to a three-year promissory note and the balance of $0.6 million is being held in escrow subject to the satisfaction of certain conditions.  The restaurants will be operated under franchise agreements between the Company and Capitol C, and Holdings has entered into a development agreement to open six additional Cosi restaurants in the District of Columbia area.

On April 27, 2010, the Company issued a press release announcing the sale of the restaurants to Capitol C. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(b)           Pro forma financial information.

The following presents our unaudited pro forma financial information as of and for the year ended December 28, 2009 and has been prepared from our audited consolidated financial statements as of and for the year ended December 28, 2009. The unaudited pro forma consolidated statement of operations for the year ended December 28, 2009, reflects the sale of thirteen Company-owned restaurants in the District of Columbia by the Company to Capitol C, who will operate them under franchise agreements with the Company, at a sale price of $8,350,000, as if the sale had occurred on December 30, 2008. The unaudited pro forma consolidated balance sheet as of December 28, 2009 has been prepared as if the sale of the restaurants had occurred on that date. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had this transaction actually occurred on the dates presented or to project our results of operations or financial position for any future period. You should read the information set forth below together with the Cosi, Inc. consolidated financial statements as of December 28, 2009 and December 29, 2008 and for each of the years in the  three-year period ended December 28, 2009, including the notes thereto, included in the Cosi, Inc. Annual Report on Form 10-K for the fiscal year ended December 28, 2009.

Unaudited Pro Forma Consolidated Balance Sheet
As of December 28, 2009
(dollars in thousands)

	Historical	Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$4,079	$6,400	(1)	$10,761
		177	(2)
		105	(3)
Accounts receivable, net	560	191	(1)	751
Inventories	967	(121)	(2)	846
Prepaid expenses and other current assets	2,136	-		2,136
Total current assets	7,742	6,752		14,494

Furniture and fixtures, equipment and leasehold improvements, net	22,100	(3,324)	(1)	18,776
Note receivable	-	1,759	(1)	1,759
Intangibles, security deposits and other assets	1,728	(56)	(2)	1,672
Total assets	$31,570	$5,131		$36,701

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,079	$-		$3,079
Accrued expenses	9,628	-		9,628
Deferred franchise revenue	44			44
Current portion of other long-term liabilities	588	(48)	(2)	540
Total current liabilities	13,339	(48)		13,291

Deferred franchise revenue	2,563	105	(3)	2,668
Other long-term liabilities, net of current portion	6,343	(298)	(2)	6,045
Total liabilities	22,245	(241)		22,004

Commitments and contingencies

Stockholders' equity:
Common stock - $.01 par value; 100,000,000 shares authorized,
40,663,189 and 41,052,170 shares issued, respectively	409	-		409
Additional paid-in capital	277,994	-		277,994
Treasury stock, 239,543 shares at cost	(1,198)	-		(1,198)
Accumulated deficit	(267,880)	5,027	(1)	(262,508)
		345	(2)
Total stockholders' equity	9,325	5,372		14,697
Total liabilities and stockholders' equity	$31,570	5,131		$36,701

Notes to Unaudited Pro Forma Balance Sheet as of December 28, 2009

(1)	The adjustments reflect the sale of the 13 restaurants and the gain on the sale.
(2)	The adjustments reflect the reversal of several accruals no longer needed as well as adjustments to reflect the transfer and sale of the inventory and landlord deposits to the purchaser.
(3)	The adjustment reflects the deferred revenue from the execution of the franchisee area developer agreeement.

Unaudited Pro Forma Consolidated Statements of Operations
For the Twelve Month Period Ended December 28, 2009
(dollars in thousands, except per share data)

	Historical	Pro Forma Adjustments		Pro Forma

Revenues:
Restaurant net sales	$116,375	$(18,691)	(1)	$97,684
Franchise fees and royalties	2,198	935	(2)	3,133
Total revenues	118,573	$(17,756)		100,817

Costs and expenses:
Cost of food and beverage	26,429	(4,407)	(1)	22,022
Restaurant labor and related benefits	42,742	(6,334)	(1)	36,408
Occupancy and other restaurant operating expenses	36,617	(5,224)	(1)	31,393
	105,788	(15,965)		89,823
General and administrative expenses	15,044	(944)	(1)	14,100
Depreciation and amortization	7,050	(1,399)	(1)	5,651
Restaurant pre-opening expenses	13			13
Provision for losses on asset impairments
and disposals	1,530			1,530
Closed store costs	48			48
Lease termination expense, net	322			322
Gain on sale of assets	(102)			(102)
Total costs and expenses	129,693	(18,308)		111,385
Operating (loss) income	(11,120)	552		(10,568)
Other income (expense):
Interest income	3			3
Interest expense	(4)			(4)
Other income	17			17
Total other income (expense)	16	-		16
Net Loss	$(11,104)	$552		$(10,552)

Per Share Data:
Net loss	$(0.27)	0.01		$(0.26)

Weighted average common shares outstanding	40,423,424	40,423,424		40,423,424

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Twelve Month Period Ended December 28, 2009

(1)
The adjustments reflect the revenue, operating expenses, general and administrative expenses, and depreciation and amortization charges attributable to the 13 Company-owned restaurants sold to the franchisee.

(2)	This adjustment represents the royalty income from these 13 locations.

(d)           Exhibits.

10.1	Asset Purchase and Sale Agreement, dated April 27, 2010, by and among Cosi, Inc., Cosi Sandwich Bar, Inc., Capitol C Holdings LLC and Capitol C Restaurants LLC.
99.1	Press Release of Cosi, Inc., dated April 27, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2010	COSI, INC. /s/ William Koziel Name: William Koziel Title: Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description	Paper (P) or Electronic (E)
10.1	Asset Purchase and Sale Agreement, dated April 27, 2010, by and among Cosi, Inc., Cosi Sandwich Bar, Inc., Capitol C Holdings LLC and Capitol C Restaurants LLC.	E
99.1	Press Release of Cosi, Inc., dated April 27, 2010.	E